EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

     In connection with the Quarterly Report on Form 10-Q of webMethods, Inc (the Company) for the three months ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Mitchell, the President and Chief Executive Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2005	/S/ DAVID MITCHELL
	Name:	David Mitchell
	Title:	President and Chief Executive Officer